EXHIBIT 23.1




                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 17, 1997, included in this Form 11-K for the year ended December 31, 1997, into Sport Supply Group, Inc.'s previously filed Registration Statement File No. 33-64470.


                                           /s/ Arthur Andersen LLP
                                           ARTHUR ANDERSEN LLP


   Dallas, Texas,
   June 26, 1998